Vanguard Capital Value Fund

Supplement to the Prospectus and Summary Prospectus Dated January 27, 2016

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisor”:

Portfolio Manager

David W. Palmer, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has managed the Fund since 2009.

Prospectus Text Changes

The following replaces similar text under the heading Investment Advisor:

The manager primarily responsible for the day-to-day management of the Fund is:

David W. Palmer, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1993, has been with Wellington Management since 1998, has managed investment portfolios since 2004, and has managed the Fund since 2009. Education: B.A., Stanford University; M.B.A., The Wharton School of the University of Pennsylvania.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

CFA® is a registered trademark owned by CFA Institute.

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 328 072016

Vanguard Malvern Funds

Supplement to the Statement of Additional Information Dated January 27, 2016

Important Change to Vanguard Capital Value Fund

In the Investment Advisory Services section, the text under “1. Other Accounts Managed” on page B-48 is revised to indicate that David W. Palmer is the sole portfolio manager for Vanguard Capital Value Fund. All references to Peter I. Higgins are removed.

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 78A 072016